                               INDEMNITY AGREEMENT

          This Agreement is made as of December 20, 1999, by and between Merix Corporation, an Oregon corporation (the "Corporation"), and ANAYA VARDYA ("Indemnitee"), an officer of the Corporation.

          WHEREAS, it is essential to the Corporation to retain and attract as directors and officers of the Corporation and its subsidiaries the most capable persons available; and

          WHEREAS, corporate litigation subjects directors and officers to expensive litigation risks at the same time that adequate coverage of directors' and officers' liability insurance may be unavailable; and

          WHEREAS, the Articles of Incorporation of the Corporation require indemnification of the officers and directors of the Corporation to the fullest extent permitted by law. The Articles and the Oregon Business Corporation Act (the "Act") expressly provide that the indemnification provisions set forth in the Act are not exclusive, and thereby contemplate that contracts may be entered into between the Corporation and members of the Board of Directors and officers with respect to indemnification of directors and officers; and

          WHEREAS, Indemnitee does not regard the protection available under the Corporation's Articles of Incorporation, Bylaws and insurance adequate in the present circumstances, and may not be willing to serve as a director or officer without adequate protection, and the Corporation desires Indemnitee to serve in such capacity.

          NOW THEREFORE, the Corporation and Indemnitee agree as follows:

     1. AGREEMENT TO SERVE. Indemnitee agrees to serve or continue to serve as a director and/or officer of the Corporation and/or one or more of its subsidiaries for so long as Indemnitee is duly elected or appointed or until such time as Indemnitee tenders a resignation in writing.

     2. DEFINITIONS. As used in this Agreement:

          (a) The term "Proceeding" shall include any threatened, pending or completed action, suit or proceeding, whether brought in the right of the Corporation or otherwise, whether of a civil, criminal, administrative or investigative nature, and whether formal or informal, in which Indemnitee may be or may have been involved as a party or otherwise, by reason of the fact that Indemnitee is or was a director and/or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement.

          (b) The term "Expenses" includes, without limitation thereto, expense of investigations, judicial or administrative proceedings or appeals, amounts paid in settlement by Indemnitee, attorneys' fees and disbursements and any expenses of establishing a right to indemnification under Section 7 of this Agreement, but shall not include the amount of judgments or fines against Indemnitee.

          (c) References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise tax assessed with respect to any employee benefit plan; references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner reasonably believed to be in the interest of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Agreement.

     3. INDEMNITY IN THIRD PARTY PROCEEDINGS. The Corporation shall indemnify Indemnitee in accordance with the provisions of this Section 3 if Indemnitee is a party to or threatened to be made a party to any Proceeding (other than a Proceeding by or in the right of the Corporation to procure a judgment in its favor) against all Expenses, judgments and fines actually and reasonably incurred by Indemnitee in connection with such Proceeding, but only if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and, in the case of a criminal proceeding, in addition, had no reasonable cause to believe that Indemnitee's conduct was unlawful. The termination of any such Proceeding by judgment, order of court, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in the best interest of the Corporation, and with respect to any criminal proceeding, that such person had reasonable cause to believe that Indemnitee's conduct was unlawful.

          Pursuant to this Agreement, the Corporation specifically will, and hereby does, indemnify, to the fullest extent permitted by law, Indemnitee against any and all losses, claims, damages, liabilities and expenses, joint or several, (or actions or proceedings, whether commenced or threatened, in respect thereof) to which Indemnitee may become subject, as a result of serving as a director and/or officer of Merix, under the Securities Act or any other statute or common law, including any amount paid in settlement of any litigation, commenced or threatened, and to reimburse them for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact regarding Merix, or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4. INDEMNITY IN PROCEEDINGS BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify Indemnitee in accordance with the provisions of this
Section 4 if Indemnitee is a party to or threatened to be made a party to any Proceeding by or in the right of the Corporation to procure a judgment in its favor against all Expenses actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such Proceeding, but only if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification for Expenses shall be made under this Section 4 in respect of any claim, issue or matter as to which such person shall have been finally adjudged by a court to be liable for negligence or misconduct in the performance of Indemnitee's duty to the Corporation, unless and only to the extent that any court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity.

     5. INDEMNIFICATION OF EXPENSES OF SUCCESSFUL PARTY. Notwithstanding any other provisions of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise, in defense of any Proceeding or in defense of any claim, issue or matter therein, including the dismissal of an action without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

     6. ADVANCES OF EXPENSES. The Expenses incurred by Indemnitee pursuant to Sections 3, 4 and 8 in any Proceeding shall be paid by the Corporation in advance at the written request of Indemnitee, if Indemnitee shall undertake to repay such amount to the extent that it is ultimately determined by a court that Indemnitee is not entitled to be indemnified by the Corporation and shall furnish the Corporation a written affirmation of the Indemnitee's good faith belief that Indemnitee is entitled to be indemnified by the Corporation under this Agreement. Such advances shall be made without regard to Indemnitee's ability to repay such expenses.

     7. RIGHT OF INDEMNITEE TO INDEMNIFICATION UPON APPLICATION; PROCEDURE UPON APPLICATION. Any indemnification or advances under Sections 3, 4, 6 or 8 shall be made no later than 45 days after receipt of the written request of Indemnitee, unless a determination is made within such 45 day period by (a) the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such proceeding, or (b) independent legal counsel in a written opinion (which counsel shall be appointed if such quorum is not obtainable), that the Indemnitee has not met the relevant standards for indemnification set forth in Section 3, 4 or 8 or an exclusion set forth in
Section 9 is applicable.

          The right to indemnification or advances as provided by this Agreement shall be enforceable by Indemnitee in any court of competent jurisdiction. The burden of proving that indemnification or advances are not appropriate shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors or independent legal counsel) to have made a determination prior to the commencement of such action that indemnification or advances are proper in the circumstances because Indemnitee has met the applicable standard of conduct nor an actual determination by the Corporation (including its Board of Directors or independent legal counsel) that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. Indemnitee's expenses incurred in connection with successfully establishing Indemnitee's right to indemnification or advances, in whole or in part, in any such Proceeding shall also be indemnified by the Corporation.

     8. ADDITIONAL INDEMNIFICATION.

          (a) Notwithstanding any limitation in Sections 3 or 4, the Corporation shall indemnify Indemnitee in accordance with the provisions of this Section 8(a) to the fullest extent permitted by law if Indemnitee is party to or threatened to be made a party to any Proceeding (including a Proceeding by or in the right of the Corporation to procure a judgment in its favor) involving a claim against Indemnitee for breach of fiduciary duty by Indemnitee against all Expenses, judgments and fines actually and reasonably incurred by Indemnitee in connection with such Proceeding, provided that no indemnity shall be made under this Section 8(a) on account of Indemnitee's conduct which constitutes a breach of Indemnitee's duty of loyalty to the Corporation or its stockholders or is an act or omission not in good faith or which involves intentional misconduct or a knowing violation of the law or with respect to an unlawful distribution under ORS 60.367.

          (b) Notwithstanding any limitation in Sections 3, 4 or 8(a), the Corporation shall indemnify Indemnitee if Indemnitee is a party to or threatened to be made a party to any Proceeding (including a Proceeding by or in the right of the Corporation to procure a judgment in its favor) against all Expenses, judgments and fines actually and reasonably incurred by Indemnitee in connection with such Proceeding to the fullest extent permitted by the Act, including the nonexclusivity provision of ORS 60.414(1) and any successor provision and including any amendments to the Act adopted after the date hereof that may increase the extent to which a corporation may indemnify its officers and directors.

          (c) The indemnification provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under the Restated Articles of Incorporation, the Bylaws, any other agreement, any vote of shareholders or directors, the Act, or otherwise, both as to action in Indemnitee's official capacity or as to action in another capacity while holding such office. The indemnification under this Agreement shall continue as to Indemnitee even though Indemnitee may have ceased to be a director or officer and shall inure to the benefit of the heirs and personal representatives of Indemnitee.

     9. EXCLUSIONS. Notwithstanding any provision in this Agreement, the Corporation shall not be obligated under this Agreement to make any indemnification or advances in connection with any claim made against
Indemnitee:

          (a) for which payment is required to be made to or on behalf of Indemnitee under any insurance policy, except with respect to any excess beyond the amount of required payment under such insurance, unless payment under such insurance policy is not made after reasonable effort by Indemnitee to obtain payment. The Corporation shall be subrogated with respect to any other rights of Indemnitee with respect to any payment made by the Corporation to or on behalf of the Corporation under this Agreement;

          (b) for any transaction from which Indemnitee derived an improper personal benefit; or

          (c) for an accounting of profits made from the purchase and sale by

Indemnitee of securities of the Corporation within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law or common law.

     10. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provisions of this Agreement to indemnification by the Corporation for some or a portion of the Expenses, judgments and fines actually and reasonably incurred by Indemnitee in the investigation, defense, appeal or settlement of any Proceeding but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such Expenses, judgments or fines to which Indemnitee is entitled.

     11. BUSINESS TRANSACTIONS. The Corporation agrees that it will not effect any Business Transaction (as defined in Article XI of the Restated Articles of Incorporation of the Corporation) which has not been approved by the Continuing Directors (as defined in Article XI of the Restated Articles of Incorporation of the Corporation) of the Corporation unless the other party to the transaction agrees in writing to (a) use its best efforts to maintain for the subsequent two year period any and all directors' and officers' liability insurance in effect prior to any discussions or announcement relating to such Business Transaction and (b) assume all obligations of the Corporation under this Agreement and indemnify Indemnitee and advance litigation expenses in accordance with this Agreement.

     12. SEVERABILITY. If this Agreement or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify Indemnitee as to Expenses, judgments and fines with respect to any Proceeding to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated or by any other applicable law.

     13. NOTICE. Indemnitee shall, as a condition precedent to Indemnitee's right to be indemnified under this Agreement, give to the Corporation notice in writing as soon as practicable of any claim made against Indemnitee for which indemnity will or could be sought under this Agreement. Notice to the Corporation shall be directed to Merix Corporation, 1521 Poplar Lane, Forest Grove, Oregon 97116, Attention: Secretary (or such other address as the Corporation shall designate in writing to Indemnitee). Notice shall be deemed received three days after the date postmarked if sent by prepaid mail, properly addressed. In addition, Indemnitee shall give the Corporation such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

     14. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall constitute the original.

     15. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with Oregon law.

     16. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Corporation and its successors and assigns.

          IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be duly executed and signed as of the day and year first above written.

                                    MERIX CORPORATION

                                    By ___________________________

                                    Chief Executive Officer and President


                                    INDEMNITEE


                                    ______________________________
                                    Anaya Vardya